UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 was effective 90 days after filing of the Form 25. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Introductory Note

As previously disclosed, on December 17, 2023, Ebix, Inc. (the “Company”), and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases” under the caption In re Ebix, Inc., et al., Case No. 23-80004 (SWE).). On August 2, 2024, the Bankruptcy Court entered Findings of Fact, Conclusions of Law, and Order (I) Confirming the Third Amended Joint Chapter 11 Plan of Ebix, Inc. and Its Debtor Affiliates and (II) Granting Related Relief [Docket No. 848] (the “Confirmation Order”) confirming the Third Amended Joint Chapter 11 Plan of Reorganization of the Company and its Debtor Affiliates (the “Plan”). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 8, 2024, and is hereby incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”). Capitalized terms used but not otherwise defined in this Form 8-K have the meanings given to them in the Plan and Confirmation Order. On August 30, 2024 (the “Effective Date”), the Plan became effective in accordance with its terms.

Item 1.01	Entry into Material Definitive Agreement

Litigation Trust Agreement

On the Effective Date, the Debtors entered into a Litigation Trust Agreement with Broadbent Advisors LLC (the “Litigation Trust Agreement”), by and through Gary Broadbent (the “Litigation Trustee”). The Litigation Trust is created pursuant to, and to effectuate certain provisions of, the Plan. Among other things, the Litigation Trust Agreement provides that the Litigation Trustee will hold and distribute the GUC Recovery Pool, make distributions to Professionals for Allowed Professional Claims from the Professional Claim Reserve Amount, and serve as the Debtors’ agent with respect to the determination of the Final Purchase Price under the Zinnia APA (each as defined in the Plan Supplement).

The foregoing description of the Litigation Trust Agreement is not complete and is qualified in its entirety by reference to the Litigation Trust Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement

Equity Interests

In accordance with the Plan, on the Effective Date, all shares of the Company’s Common Stock, par value $0.10 per share (the “Existing Common Stock”) and any other equity, ownership, or profits interests of any Debtor and options, warrants, rights, or other securities or agreements to acquire or subscribe for, or which are convertible into the shares (or any class thereof) of, common stock, preferred stock, limited liability company interests, or other equity, ownership, or profits interests of any Debtor, (together with the Existing Common Stock, the “Existing Equity”) issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged, and of no further force or effect.

Prepetition Indebtedness

Pursuant to the Plan, on the Effective Date, the obligations of the Debtors under the following agreements were cancelled or terminated by their terms:

•

Credit Agreement, dated as of August 5, 2014 (as amended, supplemented, restated or otherwise modified prior to the Petition Date) by and among (a) Ebix, Inc., as borrower, (b) the guarantors party thereto, (c) the Prepetition Agent, and (d) the Prepetition Lenders.

•

Senior Secured Superiority Debtor-in-Possession Credit Agreement, dated as of December 19, 2023 by and among the Debtors, the DIP Agent, and the lender parties thereto from time to time, as amended, restated, supplemented, or otherwise modified from time to time.

•

Second Amended Plan Support Agreement, dated July 22, 2024, by and among Ebix, Inc., Vertex, Inc., P.B. Systems, Inc., Ebix Consulting, Inc., Ebix US, LLC, Facts Services, Inc., Doctors Exchange, Inc., Ebix International LLC, Agency Solutions.com, LLC d/b/a Health Connect LLC, ConfirmNet Corporation, A.D.A.M., Inc., Ebix Latin America, LLC, and the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees.

•

Restructuring Support Agreement by and between the Debtors, Ebix International Holdings Limited, Ebix Singapore Pte. Ltd., and the Consenting Secured Parties (as defined in the RSA), dated December 17, 2023, as amended, modified or supplemented from time to time.

Claims Treatment Under the Plan

In accordance with the Plan, holders of Claims and Interests in the Debtors are entitled to the following treatment:

•

Class 1: Other Secured Claims - Each Holder of Other Secured Claims shall receive, at the option of the Debtors or the Post-Effective Date Debtors, as applicable: (i) payment in full in cash; (ii) the return of the collateral of such Other Secured Claim; or (iii) such other treatment sufficient to render such Holder’s Allowed Other Secured Claim as Unimpaired.

•	Class 2: Other Priority Claims - Each Holder of Other Priority Claims shall receive payment or other treatment in accordance with the Bankruptcy Code in full satisfaction of such Claim.

•	Class 3: Prepetition Secured Lender Claims - Each Holder of a Prepetition Secured Lender Claim shall receive such Holder’s Pro Rata share of Available Cash.

•

Class 4: General Unsecured Claims - Each Holder of General Unsecured Claims shall receive such Holder’s Pro Rata share of: (i) the GUC Recovery Pool, solely on account of the Global Settlement; provided, that no Holder of a Lender Deficiency Claim shall receive any of the GUC Recovery Pool, and Lender Deficiency Claims shall not participate in any Distributions from the GUC Recovery Pool; and (B) Litigation Trust Interests, if any.

•

Class 5: Intercompany Claims - The Allowed amount of the Intercompany Claims will be paid, adjusted, reinstated or discharged as determined by the Debtors or the Post-Effective Date Debtors on the Effective Date or shortly thereafter.

•	Class 6: Section 510(b) Claims - Each Holder shall have such Claim cancelled, released, and extinguished and without any distribution or compensation.

•	Class 7: Existing Equity Interests - Each Holder of Existing Equity Interests shall have such Interest cancelled, released, and extinguished and without any distribution or compensation.

•

Class 8: Intercompany Interests - Intercompany Interests shall be Reinstated so as to maintain the organization structure of the Debtors as such structure exists on the Effective Date unless implementation of the Transactions requires otherwise.

Item 1.03	Bankruptcy or Receivership

The information set forth in the Introductory Note of this Form 8-K is incorporated herein by reference. On the Effective Date, the Plan became effective pursuant to its terms and the Debtors filed a Notice of Occurrence of Effective Date (the “Effective Date Notice”) with the Bankruptcy Court. A copy of the Effective Date Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On the Effective Date, pursuant to the Plan:

•	all previously issued and outstanding Existing Equity, including the Company’s common stock, were cancelled; and

•

Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees (collectively, the “Plan Sponsor”) received 100% of the equity of the Reorganized Debtors (the “Reorganized Ebix Interests”).

As of the Effective Date, in connection with the Plan, 100% of Reorganized Ebix Interests were issued to the Plan Sponsor. The Reorganized Ebix Interests issued pursuant to the Plan were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) found in section 4(a)(2) of the Securities Act or other available exemption from registration under the Securities Act, as applicable.

Cautionary Note to Holders of Company’s Existing Common Stock

As of August 2, 2024, there were 30,901,440 shares of the Company’s common stock outstanding (“Existing Equity”). On the Effective Date, all of the Company’s Existing Equity was cancelled, released, and extinguished without consideration and has no value.

Under the terms of the Plan, the Company’s Existing Equity has no underlying asset value. The Company has notified the Financial Industry Regulatory Authority (“FINRA”) that the Bankruptcy Court has confirmed the Plan and the Company will soon file a Form 15 to terminate its duty to file in accordance with Section 12g-4(a)(1) and, as a result, no longer meets the OTC Pink Marketplace requirements. Furthermore, the Company will not seek an “Alternative Reporting Standard” to remain compliant with OTC Pink Marketplace requirements.

No shares of the Company’s common stock will be reserved for future issuance in respect of Claims and Interests Filed and Allowed under the Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its Existing Common Stock.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth under Item 1.02 and Item 3.02 of this Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information set forth in the Introductory Note, Item 1.03, Item 3.02, and Item 5.02 of this Form 8-K is incorporated herein by reference.

Pursuant to the Plan and following the cancellation of the Company’s Existing Equity, on the Effective Date, the Plan Sponsors received 100% of the voting securities of the Company.

As a result of the Company’s emergence from bankruptcy, the identity of the directors of the Company’s board of directors has changed as described in Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers and Directors

Pursuant to the Plan, on the Effective Date, Robin Raina, Hans U. Benz, Rolf Herter, Neil D. Eckert, Pavan Bhalla, Hans U. Keller, George W. Hebard III, Priyanka Kaul, Elizabeth A. LaPuma, and Jill M. Krueger ceased to be directors of the Company. In addition, Amit Kumar Garg resigned as Chief Financial Officer of the Company as of the Effective Date.

Appointment of Directors

As of the Effective Date, the board of directors of the Company (the “Board”) consists of the following two directors: Robin Raina and Dr. Vikas K. Garg. The Appointment of Dr. Vikas K. Garg was made pursuant to the Plan without any requirement of further action by the stockholders or directors of the Company.

Item 8.01	Other Events.

In conjunction with its emergence from Chapter 11 Cases, the Company filed post-effective amendments to each of its Registration Statements on Form S-8 with the Securities and Exchange Commission (the “SEC”) on August 30, 2024. The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934. Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Cautionary Note to Holders of the Common Stock

As a result of the Plan becoming effective, all of the Company’s Existing Equity, consisting of outstanding shares of common stock of the Company, were cancelled on the Effective Date without consideration and have no value. No Reorganized Ebix Interests will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue shares of its common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Order Confirming the Third Amended Joint Chapter 11 Plan of Reorganization of Ebix, Inc. and its Debtor Affiliates (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on August 8, 2024).

10.1	Litigation Trust Agreement, dated August 30, 2024 with Broadbent Advisors LLC, by and through Gary Broadbent.

99.1	Notice of Occurrence of Effective Date as to Ebix, Inc. and Its Debtor Affiliates

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024
EBIX, INC.

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	Chief Executive Officer